UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 7, 2006


                              Liska Biometry, Inc.
                              --------------------
             (Exact name of registrant as specified in its chapter)


         Florida                   333-94265                061562447
         -------                   ---------              -------------
(State or other jurisdiction   (Commission File           (IRS Employer
of incorporation)                    Number)           Identification No.)

                                 100 Main Street
                           Dover, New Hampshire 03820
               (Address of principal executive offices) (Zip Code)


                                 1 603 742-8100
          (Telephone number, including area code, of agent for service)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
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INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2006, the Registrant issued a press release announcing the resignations of Jean Boyle, the Chairman of the Board, Manoj Hippola, Chief Operating and Financial Officer, and John Hollander, the Registrant's Secretary. The resignations are effective immediately. A copy of the press release issued by the Registrant is included herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated March 7, 2006.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006

Liska Biometry, Inc.

By /s/ Chris LeClerc
Chris LeClerc
President and Director

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                                INDEX TO EXHIBITS

Exhibit No.

99.1     Press Release dated March 7, 2006.